                         FIRST AMENDMENT TO AMENDED AND
                            RESTATED LOAN AGREEMENT

     This FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "AMENDMENT") is being entered into as of the 31st day of December, 1997, by and among PETROLEUM HELICOPTERS, INC., a Louisiana corporation (the "COMPANY"), NATIONSBANK OF TEXAS, N.A., a national banking association ("NATIONSBANK"), WHITNEY NATIONAL BANK, a national banking association ("WHITNEY"), FIRST NATIONAL BANK OF COMMERCE, a national banking association ("FNBC", and together with NationsBank and Whitney, being hereinafter referred to collectively as the "Banks", and NationsBank as agent for the Banks (in such capacity, the "AGENT").

                             PRELIMINARY STATEMENTS

     (1) The Company, the Banks and the Agent have entered into that certain Loan Agreement, originally dated as of January 31, 1986, as amended and restated in its entirety as of March 31, 1997 (such Loan Agreement, as so amended and restated and as the same may be further amended from time to time, being hereinafter referred to as the "LOAN AGREEMENT"). Terms used herein, unless otherwise defined herein, shall have the meanings set forth in the Loan Agreement.

     (2) The Company, the Banks and the Agent now wish to amend the Loan Agreement to provide, among other things, (a) for an extension of the Conversion Date and the Termination Date with respect to Revolving Credit Loans under the Loan Agreement, (b) for a change in the principal payment dates with respect to Term Loans under the Loan Agreement, and (c) for various modifications necessitated by the transactions contemplated by the Loan Agreement, dated as of the date hereof, by and among the Banks, the Agent and Air Evac Services, Inc., a Subsidiary of the Company.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

     1. Section 1.01 of the Loan Agreement is amended by adding the following definitions after the definition of "AIRCRAFT REGISTRY":

          "AIR EVAC" shall mean Air Evac Services, Inc. a Louisiana corporation, which is a Subsidiary of the Company.

          "AIR EVAC LOAN AGREEMENT" shall mean that certain Loan Agreement, dated as of December 31, 1997, among Air Evac, the

     Banks and NationsBank, as agent for the Banks, as the same may from time to time be amended in accordance with the provisions thereof.

     2.   Clause(b) of the definition of "BORROWING BASE" contained in Section
1.01 of the Loan Agreement is hereby amended to read as follows:

          "(b) the sum of (i) the aggregate principal amount of the Term Loans, and (ii) the Overadvance Amount (as defined in the Air Evac Loan Agreement)."

     3. The definition of "CONVERSION DATE" in Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "CONVERSION DATE" shall mean October 31, 1999.

     4. The definitions of "DEFAULT" and of "EVENT OF DEFAULT" in Section 1.01 of the Loan Agreement is hereby amended to refer to Subsections 10.01(a) through 10.01(n).

     5. The definition of "SWAP AGREEMENT" in Section 1.01 of the Loan Agreement is hereby amended in its entirety as follows in order to clarify and confirm the intention of the parties to the Loan Agreement from the inception thereof:

          "SWAP AGREEMENT" shall mean any interest rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge agreement, on terms and conditions satisfactory to the Majority Banks at the inception of such interest rate protection agreement, interest rate futures contract, interest rate option, interest rate cap or other interest rate hedge arrangement, to which the Company is a party or a beneficiary, together with all schedules and confirmations from time to time entered into and executed thereunder (as to which no consent or other action by the Majority Banks is required), as the same may be further amended, modified, restated or supplemented (including, without limitation, amendments, modifications, restatements or supplements which have the effect of increasing the notional amount, liabilities or obligations thereunder).

     6. The definition of "TERMINATION DATE" in Section 1.01 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "TERMINATION DATE", in the case of the Term Loans, shall have the meaning given such term in Subsection 2.01(b) and, in the case of the Revolving Credit Loans, shall mean October 31, 2004.

     7. Section 2.01(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

          The aggregate principal amount of the Term Loans shall be payable in quarterly installments each in an amount equal to (i) for all quarterly installments prior to November 10, 2003 (the "TERMINATION DATE"), $1,000,000 and (ii) for the quarterly installment due on the Termination Date, $14,000,000, which quarterly installments shall be payable on April 30, 1997, July 31, 1997, October 31, 1997 and on the tenth day of each February, May, August and November of each year commencing February 10, 1998 and ending on the first such date on which the aggregate unpaid principal amount of the Term Loans shall be paid in full by reason of quarterly installments paid as aforesaid and any prepayments made pursuant to ARTICLE 3 or otherwise (but in any event no later than the Termination
     Date).

     8. Subsection 2.02(b) of the Loan Agreement is amended by deleting "January 31, 1999" and replacing it with "January 31, 2000".

     9. Section 5.06 of the Loan Agreement is hereby amended by deleting the final sentence thereof.

     10. Section 5.11 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "5.11     Franchises, Permits, Etc.  The Company and each
     Subsidiary (other than Air Evac and each subsidiary of Air Evac) hold free from materially burdensome restrictions all municipal consents, franchises, permits, licenses, rights-of-way, easements, consents and other rights which, together with their respective corporate and charter powers, are sufficient for the proper and efficient operation as a whole of their respective businesses as presently conducted and as presently proposed to be conducted. Air Evac and each subsidiary of Air Evac hold free from materially burdensome restrictions all material municipal consents, franchises, permits, licenses, rights-of-way, easements, consents and other rights which, together with their respective corporate and charter powers and the rights of Air Evac under the Services Agreement, effective as of January 1, 1998, between Air Evac and Samaritan Health System, an Arizona nonprofit corporation, are sufficient for the proper and efficient operation as a whole of their respective businesses as presently conducted and as presently proposed to be conducted."

     11. Section 8.03 of the Loan Agreement is hereby amended by deleting the figure "$25,000,000" from subclause (b)(ii) thereof and replacing it with the figure "$27,000,000".

     12. Section 8.05 of the Loan Agreement is amended by deleting the word "and" at the end of clause (g) thereof, by deleting the period at the end of clause (h) thereof and replacing it with a semi-colon and the word "and" and by inserting thereafter the following:

          "(i) the Security Interest, as defined in the Air Evac Loan
               Agreement; and

          (j) Liens in favor of Samaritan Health System, an Arizona nonprofit corporation, in respect of certain radio equipment and resulting from the sale and lease-back thereof by Air Evac."

     13. Section 8.06 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "8.06 Limitations on Indebtedness for Money Borrowed. Create, assume, incur, guarantee or in any manner become liable, or permit any Subsidiary to create, assume, incur, guarantee or in any manner become liable, contingently or otherwise, in respect of any Indebtedness for Money Borrowed, except for (a) the Notes, (b) Indebtedness for Money Borrowed existing on March 31, 1997 and listed on SCHEDULE III, provided that as long as this Agreement shall remain in effect, such Indebtedness for Money Borrowed shall not increase in amount or in the actual or implicit interest rate payable thereon and shall not have the maturity of any principal payment due thereunder shortened, (c) to the extent not described in
     SCHEDULE III, Permitted Letters of Credit, (d) the Guaranty Agreement, dated as of December 31, 1997, executed by the Company to secure the Indebtedness of Air Evac under the Air Evac Loan Agreement and (e) the Indebtedness of Air Evac under the Air Evac Loan Agreement."

     14. Section 8.09 of the Loan Agreement is hereby amended by deleting the word "and" at the end of clause (a) thereof, by deleting the period at the end of clause (b) thereof and inserting a comma and the word "and" and by inserting thereafter the following:

          "(c) Air Evac may issue to Samaritan Health System, an Arizona non-profit corporation, the series of preferred stock described in the Articles of Incorporation of Air Evac as such Articles of Incorporation are in effect on December 31, 1997."

     15. Section 10.01 of the Loan Agreement is hereby amended by deleting the period at the end of clause (m) thereof, replacing such period by a semicolon and the word "or" and by inserting the following as a new clause "(n)":

          "(n) an Event of Default (as defined in the Air Evac Loan Agreement) occurs and is continuing under the Air Evac Loan Agreement."

     16. Section 12.08 of the Loan Agreement is hereby amended by deleting from the first sentence the phrase "the 'indicated rate ceiling' described in Section (a)(i) of Article 1.04 of Chapter 1, Subtitle 1, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended" and by inserting in its place "the 'weekly ceiling' described in Section 303.301 of the Texas Finance Code, as amended".

     17. Section 12.13 of the Loan Agreement is hereby amended by deleting the phrase "Chapter 15, Subtitle 3, Title 79, of the Revised Civil Statutes of Texas, 1925, as amended" and by replacing such phrase with "Chapter 346 of the Texas Finance Code, as amended".

     18. EXHIBIT A-1 to the Loan Agreement is hereby deleted and replaced by EXHIBIT A-1 attached hereto.

     19. EXHIBIT C to the Loan Agreement is hereby deleted and replaced by EXHIBIT C attached hereto.

     20. Each reference in the Loan Agreement to "THIS AGREEMENT", "HEREUNDER", "HEREIN" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. Unless otherwise indicated, terms used in this Amendment have the same meanings herein as in the Loan Agreement.

     21. The Loan Agreement, as hereby amended, is in all respects ratified and confirmed, and all of the rights and powers created thereby or thereunder shall be and remain in full force and effect.

     22. The Company hereby represents that (a) after giving effect to the amendments contemplated herein, the representations and warranties contained in the Loan Agreement, the Notes, the Security Documents, and any other documents or instruments executed in connection with the Loan Agreement (collectively, the "LOAN DOCUMENTS") are true and correct on and as of the date hereof as though made on and as of such date, (b) upon execution of this Amendment, the Company will not be in default in the due performance of any covenant on its part in the Loan Documents, and (c) no Default or Event of Default has occurred and is continuing or is imminent.

     23. The Company acknowledges, confirms, and warrants that the Security Documents and any other security instruments executed at any time in connection with the Loan Agreement continue to secure, inter alia, the payment of all Indebtedness at any time created pursuant to the Loan Agreement, as hereby amended, and all obligations of the Company in respect of Swap Agreements.

     24. The effectiveness of this Amendment is subject to (i) the Company's delivery to the Agent, for the account of the Banks, of the following items on or before the date hereof:

          (a) an Officers' Certificate of the Company with directors' resolutions attached;

          (b)  a counterpart of this Amendment executed by the Company; and

          (c)  a Term Loan Note for each Bank; and

(ii) the delivery to the Agent of counterparts of this Amendment executed by each of the Banks.

     25. The Company agrees to do, execute, acknowledge, and deliver, all and every such further acts and instruments as the Agent may request for the better assuring and confirming unto the Agent and the Banks all and singular the rights granted or intended to be granted hereby or hereunder.

     26. The Company agrees to pay on demand all reasonable costs and expenses of the Banks in connection with the preparation, reproduction, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Agent, and with respect to advising the Agent as to its rights and responsibilities under the Loan Agreement, as hereby amended). In addition, the Company shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution and delivery, filing, or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save each Bank harmless from and against any and all liabilities with respect to and resulting from any delay in paying or omission to pay such taxes or fees.

     27. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     28. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Company, the Agent, and the Banks and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Loan Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                   PETROLEUM HELICOPTERS, INC.


                                   By:             /s/ JOHN UNTEREKER
                                      ----------------------------------------
                                   Name:            John Untereker
                                        --------------------------------------
                                   Title:                 VP
                                         -------------------------------------



                                   NATIONSBANK OF TEXAS, N.A.,
                                        individually and as Agent


                                   By:            /s/ THOMAS BLAKE
                                      ----------------------------------------
                                   Name:             Thomas Blake
                                        --------------------------------------
                                   Title:        Senior Vice President
                                         -------------------------------------



                                   WHITNEY NATIONAL BANK


                                   By:          /s/ HARRY C. STAHEL
                                      ----------------------------------------
                                   Name:           Harry C. Stahel
                                        --------------------------------------
                                   Title:        Senior Vice President
                                         -------------------------------------



                                   FIRST NATIONAL BANK OF COMMERCE



                                   By:       /s/ J. CHARLES FREED, JR.
                                      ----------------------------------------
                                   Name:        J. Charles Freed, Jr.
                                        --------------------------------------
                                   Title:        Senior Vice President
                                         -------------------------------------

                                  EXHIBIT A-1


                          PETROLEUM HELICOPTERS, INC.

                                   Term Note

$_________________                                                March 31, 1997


     FOR VALUE RECEIVED, the undersigned, Petroleum Helicopters, Inc., a Louisiana corporation (successor by merger to Petroleum Helicopters, Inc., a Delaware corporation) (herein called the "Company"), hereby promises to pay to the order of ________________________________________________________________
_______________ (herein called the "Bank") in lawful money of the United States of America on or before the Termination Date unless the maturity is earlier accelerated, the principal sum of ________________________________________
________________ and ___/100 Dollars ($________). The principal of this note shall be due and payable in quarterly installments each in an amount equal to
(i) for all quarterly installments prior to the Termination Date, [$________] and (ii) for the quarterly installment due on the Termination Date, [$______], which quarterly payments shall be payable April 30, 1997, July 31, 1997, October 31, 1997 and on the tenth day of each February, May, August and November of each year commencing February 10, 1998 and ending on the first such date on which the aggregate unpaid principal amount of this note shall be paid in full by reason of quarterly payments as aforesaid and any prepayments made pursuant to the Amended and Restated Loan Agreement (as defined below) or otherwise (but in any event no later than the Termination Date). The Company also agrees to pay interest on the unpaid principal balance of this note from the date hereof until maturity, whether by acceleration or otherwise, payable on each Interest Payment Date during such period and at maturity, at the rate or rates per annum provided for in that certain Amended and Restated Loan Agreement dated as of March 31, 1997 (as the same heretofore has been amended and as the same hereafter from time to time may be supplemented, amended, restated, extended or otherwise modified, the "Amended and Restated Loan Agreement") among the Company, the Bank, the other Banks and NationsBank of Texas, N.A., as Agent thereunder. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Amended and Restated Loan Agreement.

     If any payment or prepayment of principal or interest on this note shall become due on a day that is not a Business Day, such payment or prepayment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in computing interest in connection with such payment or prepayment provided, however, if such extension would cause payment of interest on or principal of LIBOR Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

     All past due principal and interest on this note shall bear interest at a rate equal to the lesser of (i) the Prime Rate plus 3% per annum or (ii) the Highest Lawful Rate.

     Payments of both principal and interest are to be made in immediately available funds at the Office of the Agent or such other place as the Agent shall designate in writing to the Company.

     This note is one of the Notes provided for in, and is entitled to the benefits of, the Amended and Restated Loan Agreement which Amended and Restated Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified and to the effect that no provision of the Amended and Restated Loan Agreement, the Security Documents or this note shall be construed to require or permit the payment or collection of interest at a rate that exceeds the Highest Lawful Rate. This note is secured by and entitled to the benefits of the Security Documents.

     Furthermore, this note does not effect a novation but is given, to the fullest extent applicable, in modification, renewal, extension, rearrangement and replacement of [$_______________] of the aggregate principal amount of that certain Revolving Credit and Term Note dated August 13, 1996, in the principal face amount of $________, executed by the Company, payable to the order of the Bank (the "1996 Note"), which 1996 Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by both (i) that certain Capital Loan Note dated as of October 31, 1995, in the principal face amount of $_________, executed by the Company, payable to the order of the Bank (the "1995 Capital Loan Note"), which 1995 Capital Loan Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by that certain Capital Loan Note of the Company dated as of October 31, 1994 (the "1994 Capital Loan Note"), which 1994 Capital Loan Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by that certain Capital Loan Note of the Company dated as of July 9, 1993 (the "1993 Capital Loan Note"), which 1993 Capital Loan Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by that certain Term Note of the Company dated October 29, 1991 (the "1991 Term Note"), which 1991 Term Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by certain Term Notes of the Company dated as of December 28, 1990 (the "1990 Term Notes"), which 1990 Term Notes modified, renewed, extended, rearranged and replaced certain indebtedness originally evidenced by certain Term Notes of the Company dated as of April 22, 1986 (the "1986 Term Notes"), and (ii) that certain Revolving Credit Note dated as of October 31, 1995 in the principal face amount of $__________, executed by the Company, payable to the order of the Bank (the "October 1995 Note"), which October 1995 Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by that certain
Revolving Credit Note dated as of October 31, 1994 (the "October 1994 Note"), which October 1994 Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by that certain Revolving Credit Note dated as of October 31, 1993 (the "October 1993 Note"), which October 1993 Note modified, renewed, extended, rearranged and replaced certain indebtedness evidenced by that certain Revolving Credit Note dated as of July 9, 1993 (the "July 1993 Note"), which July 1993 Note modified, renewed, extended, rearranged and replaced certain indebtedness originally evidenced by certain Revolving Credit Notes of the Company dated as of

April 22, 1986 (the "1986 Notes"), and delivered pursuant to that certain Loan Agreement originally dated as of January 31, 1986, as amended and restated in its entirety as of August 1, 1988, amended and restated in its entirety as of December 28, 1990, amended and restated in its entirety as of July 9, 1993, amended and restated in its entirety as of August 13, 1996 and amended as of January 1, 1997, of which said Loan Agreement the Amended and Restated Loan Agreement is an amendment and restatement in its entirety. All liens and security interests securing payment of the 1996 Note (including, without limitation, those securing payment of the 1995 Capital Loan Note, the 1994 Capital Loan Note, the 1993 Capital Loan Note, the 1991 Term Note, the 1990 Term Notes, the 1986 Term Notes, the October 1995 Note, the October 1994 Note, the October 1993 Note, the July 1993 Note, and the 1986 Notes) are hereby collectively renewed, extended, rearranged, ratified and brought forward as security for the payment and performance of this note. The Company hereby agrees that this modification, renewal, extension, rearrangement, and replacement shall in no manner affect, release, cancel, terminate, extinguish or otherwise impair the liens and security interests securing payment of the 1996 Note and that said liens and security interests shall not in any manner be waived.

     The Company and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of intent to accelerate, notice of acceleration and notice of protest and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE SHALL BE INTERPRETED AND GOVERNED BY, AND THE RIGHTS, OBLIGATIONS AND LIABILITIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW.

                                        PETROLEUM HELICOPTERS, INC.


                                        By:
                                            -------------------------------
                                        Name:
                                              -----------------------------
                                        Title:
                                               ----------------------------

                                   EXHIBIT C

                           BORROWING BASE CERTIFICATE


The undersigned [CARROLL W. SUGGS OR JOHN H. UNTEREKER] the [CHAIRMAN OF THE BOARD OR THE TREASURER, RESPECTIVELY] of Petroleum Helicopters, Inc., a Louisiana corporation (the "Company"), on my behalf and on behalf of the Company, hereby certifies as to the matters set forth in the numbered paragraphs below. The capitalized terms used and not defined herein are used with the same meaning assigned thereto in that certain Amended and Restated Loan Agreement among the Company and NationsBank of Texas, N.A., individually and as agent, Whitney National Bank, and First National Bank of Commerce dated as of March 31, 1997, as amended (the "Amended and Restated Loan Agreement").

1.   As of the date hereof, the Borrowing Base is [$______], which consists of
     (a)(i) 80% of Eligible Receivables ($______]), as more fully set forth on Annex 1 attached hereto and made a part hereof, (ii) 50% of the Appraised Value of the Aircraft ([$______]), as more fully set forth on Annex 2 attached hereto and made a part hereof, (iii) the Value of Pledged Securities ([$______]), as more fully set forth on Annex 3 attached hereto and made a part hereof, and (iv) 50% of the value of Eligible Parts (valued at the lower of cost or market) as more fully set forth on Annex 4 attached hereto and made a part hereof, in which each of the Creditors has a valid, equal and ratable first priority Security Interest, pursuant to the Security Documents, minus (b) the aggregate principal amount of the Term Loans, at the time of determination ([$______]), minus (c) the Overadvance Amount, if any, as set forth in the most recently delivered Borrowing Base Certificate of Air Evac Services, Inc.

2. [AFTER GIVING EFFECT TO THE BORROWING CONTEMPLATED IN THE NOTICE OF BORROWING DATED [_______________], THE](1) The aggregate principal amount of the Revolving Credit Loans and the aggregate amount of Permitted Letter of Credit Amounts does not [WILL NOT](1) exceed the lesser of (i) $40,000,000 and (ii) the Borrowing Base.

          IN TESTIMONY WHEREOF, I hereunto set over my hand and affix the corporate seal of the Company on this _____ day of __________, ____.




                                        ---------------------------------------
                                        [CARROLL W. SUGGS OR JOHN H. UNTEREKER]
                                        [CHAIRMAN OF THE BOARD OR TREASURER,
                                        RESPECTIVELY]




-------------------------
(1) The bracketed language is to be used in the Borrowing Base Certificate to be delivered pursuant to Section 6.02(b) in connection with each Borrowing under the Loan Agreement.